                                                                   EXHIBIT 99.28

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  SCENARIO                              1                     2                      3
-----------------------------------------------------------------------------------------------------------------------------
                                     SPEED                         75% pricing           100% pricing          125% pricing
                                     RATES                           Forward               Forward                Forward
                                  TRIGGERS                             Fail                   Fail                  Fail
                              CLEANUP CALL                         To Maturity           To Maturity            To Maturity
                       DEFAULT P&I ADVANCE                         100% Advance           100% Advance          100% Advance
                          DEFAULT SEVERITY                             35%                   35%                    35%
                      DEFAULT RECOVERY LAG                          6 months               6 months              6 months
                           DEFAULT BALANCE                           Current               Current                Current
                           CPR = CDR + CRR   Capped at prepay        Balance               Balance                Balance
                                 CPR = CRR   PSA standard            CPR = CRR              CPR = CRR             CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------
                         INITIAL
                          BOND      SUB-
CLASS        RATINGS      SIZE   ORDINATION
-----------------------------------------------------------------------------------------------------------------------------
B2            BAA2/A+     1.00      4.85   HBK CDR                             75                    75                    75
PRICE           100                        Yield                             6.81                  6.51                  6.22
                                           DM                                 199                   202                   205

                                           WAL                              12.29                  9.22                  7.14
                                           Mod Dur                           8.62                  7.09                  5.85
                                           Prin Writedown              0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses         82,689,245.32 (3.55%) 59,741,060.78 (2.57%) 44,127,707.27 (1.90%)
-----------------------------------------------------------------------------------------------------------------------------
B4            NR/BBB+     1.00      2.85   HBK CDR                             75                    75                    75
PRICE         88.91242                     Yield                             9.76                  9.70                  9.70
                                           DM                                 482                   499                   526

                                           WAL                              14.30                 10.90                  8.53
                                           Mod Dur                           8.17                  7.07                  6.06
                                           Prin Writedown              0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses         82,689,245.32 (3.55%) 59,741,060.78 (2.57%) 44,127,707.27 (1.90%)
-----------------------------------------------------------------------------------------------------------------------------
B5            NR/BBB      1.00      1.85   HBK CDR                             75                    75                    75
PRICE         79.56105                     Yield                            11.10                 11.16                 11.35
                                           DM                                 611                   632                   672

                                           WAL                              15.18                 12.17                  9.60
                                           Mod Dur                           7.99                  7.22                  6.32
                                           Prin Writedown              0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses         82,689,245.32 (3.55%) 59,741,060.78 (2.57%) 44,127,707.27 (1.90%)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                -                     -                     -
-----------------------------------------------------------------------------------------------------------------------------

                                  SCENARIO                               4                     5                     6
------------------------------------------------------------------------------------------------------------------------------
                                     SPEED                          75% pricing          100% pricing           125% pricing
                                     RATES                       Forward, up 200       Forward, up 200         Forward, up 200
                                  TRIGGERS                         over 12 mos           over 12 mos             over 12 mos
                              CLEANUP CALL                       Fail To Maturity      Fail To Maturity        Fail To Maturity
                       DEFAULT P&I ADVANCE                         100% Advance          100% Advance           100% Advance
                          DEFAULT SEVERITY                              35%                   35%                    35%
                      DEFAULT RECOVERY LAG                           6 months              6 months               6 months
                           DEFAULT BALANCE                            Current               Current                Current
                           CPR = CDR + CRR   Capped at prepay         Balance               Balance                Balance
                                 CPR = CRR   PSA standard            CPR = CRR             CPR = CRR              CPR = CRR
------------------------------------------------------------------------------------------------------------------------------
                         INITIAL
                           BOND     SUB-
CLASS        RATINGS      SIZE   ORDINATION
------------------------------------------------------------------------------------------------------------------------------
B2            BAA2/A+     1.00      4.85   HBK CDR                              75                    75                   75
PRICE         100                          Yield                              8.41                  8.09                 7.79
                                           DM                                  174                   174                  176

                                           WAL                               12.31                  9.23                 7.18
                                           Mod Dur                            7.83                  6.57                 5.53
                                           Prin Writedown              0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses         82,793,867.67 (3.56%) 59,781,844.46 (2.57%) 44,143,283.62 (1.90%)
-----------------------------------------------------------------------------------------------------------------------------
B4            NR/BBB+     1.00      2.85   HBK CDR                              75                    75                   75
PRICE         88.91242                     Yield                             10.94                 10.85                10.77
                                           DM                                  415                   429                  445

                                           WAL                               14.32                 10.91                 8.54
                                           Mod Dur                            7.43                  6.57                 5.84
                                           Prin Writedown              0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses         82,793,867.67 (3.56%) 59,781,844.46 (2.57%) 44,143,283.62 (1.90%)
-----------------------------------------------------------------------------------------------------------------------------
B5            NR/BBB      1.00      1.85   HBK CDR                              75                    75                   75
PRICE         79.56105                     Yield                             12.40                 12.38                12.42
                                           DM                                  556                   568                  591

                                           WAL                               15.21                 12.19                 9.61
                                           Mod Dur                            7.18                  6.63                 6.04
                                           Prin Writedown              0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses         82,793,867.67 (3.56%) 59,781,844.46 (2.57%) 44,143,283.62 (1.90%)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                -                     -                     -
-----------------------------------------------------------------------------------------------------------------------------

                                  SCENARIO                               7                     8                     9
--------------------------------------------------------------------------------------------------------------------------------
                                     SPEED                         75% pricing          100% pricing           125% pricing
                                     RATES                         Forward + 200        Forward + 200          Forward + 200
                                  TRIGGERS                             Fail                 Fail                   Fail
                              CLEANUP CALL                         To Maturity          To Maturity             To Maturity
                       DEFAULT P&I ADVANCE                          100% Advance         100% Advance           100% Advance
                          DEFAULT SEVERITY                             35%                  35%                     35%
                      DEFAULT RECOVERY LAG                           6 months             6 months               6 months
                           DEFAULT BALANCE                           Current              Current                 Current
                           CPR = CDR + CRR   Capped at prepay        Balance              Balance                 Balance
                                 CPR = CRR   PSA standard            CPR = CRR             CPR = CRR              CPR = CRR
----------------------------------------------------------------------------------------------------------------------------------
                         INITIAL
                           BOND     SUB-
CLASS        RATINGS      SIZE   ORDINATION
----------------------------------------------------------------------------------------------------------------------------------
B2            BAA2/A+     1.00      4.85   HBK CDR                              75                    75                    75
PRICE           100                        Yield                              8.51                  8.20                  7.93
                                           DM                                  174                   174                   176

                                           WAL                               12.31                  9.23                  7.18
                                           Mod Dur                            7.75                  6.51                  5.48
                                           Prin Writedown               0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses          82,793,868.03 (3.56%) 59,781,844.70 (2.57%) 44,143,283.79 (1.90%)
------------------------------------------------------------------------------------------------------------------------------
B4            NR/BBB+     1.00      2.85   HBK CDR                              75                    75                    75
PRICE         88.91242                     Yield                             11.05                 10.98                 10.91
                                           DM                                  416                   430                   446

                                           WAL                               14.32                 10.91                  8.54
                                           Mod Dur                            7.34                  6.49                  5.78
                                           Prin Writedown               0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses          82,793,868.03 (3.56%) 59,781,844.70 (2.57%) 44,143,283.79 (1.90%)
------------------------------------------------------------------------------------------------------------------------------
B5            NR/BBB      1.00      1.85   HBK CDR                              75                    75                    75
PRICE         79.56105                     Yield                             12.53                 12.52                 12.57
                                           DM                                  559                   571                   594

                                           WAL                               15.21                 12.19                  9.61
                                           Mod Dur                            7.08                  6.54                  5.96
                                           Prin Writedown               0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                           CummLosses          82,793,868.03 (3.56%) 59,781,844.70 (2.57%) 44,143,283.79 (1.90%)
------------------------------------------------------------------------------------------------------------------------------
                                                                                -                    -                     -
------------------------------------------------------------------------------------------------------------------------------

                               SCENARIO                                1                        2                     3
---------------------------------------    ----------------   --------------------    -------------------    -------------------
                                  SPEED                           75% pricing            100% pricing            125% pricing
                                  RATES                             Forward                 Forward                Forward
                               TRIGGERS                              Fail                    Fail                    Fail
                           CLEANUP CALL                           To Maturity             To Maturity            To Maturity
                    DEFAULT P&I ADVANCE                          100% Advance            100% Advance            100% Advance
                       DEFAULT SEVERITY                               35%                     35%                    35%
                   DEFAULT RECOVERY LAG                            6 months                6 months                6 months
                        DEFAULT BALANCE                         Current Balance         Current Balance        Current Balance
                        CPR = CDR + CRR    Capped at prepay
                              CPR = CRR      PSA standard          CPR = CRR                 CPR = CRR              CPR = CRR
---------------------------------------    ----------------   --------------------    -------------------    -------------------
                   INITIAL
                     BOND          SUB-
CLASS    RATINGS     SIZE     ORDINATION
-----    -------   ---------------------   ----------------   --------------------    -------------------    -------------------
B2       Baa2/A+     1.00        4.85       HBK CDR                            100                    100                    100
PRICE      100                              Yield                             6.77                   6.48                   6.19
                                            DM                                 200                    203                    205

                                            WAL                              11.82                   8.92                   6.95
                                            Mod Dur                           8.40                   6.92                   5.72
                                            Prin Writedown              0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                            CummLosses        106,661,459.03 (4.58%)  77,588,234.80 (3.33%)  57,602,987.87 (2.47%)
-----    --------    ----        ----       --------------    --------------------    -------------------    -------------------
B4       NR/BBB+     1.00        2.85       HBK CDR                            100                    100                    100
PRICE    88.91242                           Yield                             9.76                   9.71                   9.73
                                            DM                                 485                    503                    531

                                            WAL                              13.83                  10.56                   8.30
                                            Mod Dur                           8.03                   6.93                   5.95
                                            Prin Writedown              0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                            CummLosses        106,661,459.03 (4.58%)  77,588,234.80 (3.33%)  57,602,987.87 (2.47%)
-----    --------    ----        ----       --------------    --------------------    -------------------    -------------------

B5       NR/BBB      1.00        1.85       HBK CDR                            100                    100                    100
PRICE    79.56105                           Yield                            11.12                  11.20                  11.40
                                            DM                                 614                    638                    680

                                            WAL                              14.84                  11.80                   9.34
                                            Mod Dur                           7.92                   7.10                   6.21
                                            Prin Writedown              0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                            CummLosses        106,661,459.03 (4.58%)  77,588,234.80 (3.33%)  57,602,987.87 (2.47%)
-----    --------    ----        ----       --------------    --------------------    -------------------    -------------------
                                                                                 -                      -                      -
                                            --------------    --------------------    -------------------    -------------------

                               SCENARIO                4                             5                              6
---------------------------------------   ---------------------------    ---------------------------   ---------------------------
                                  SPEED           75% pricing                   100% pricing                   125% pricing
                                  RATES   Forward, up 200 over 12 mos    Forward, up 200 over 12 mos   Forward, up 200 over 12 mos
                               TRIGGERS              Fail                           Fail                           Fail
                           CLEANUP CALL           To Maturity                   To Maturity                    To Maturity
                    DEFAULT P&I ADVANCE          100% Advance                   100% Advance                   100% Advance
                       DEFAULT SEVERITY               35%                           35%                            35%
                   DEFAULT RECOVERY LAG            6 months                       6 months                       6 months
                        DEFAULT BALANCE         Current Balance               Current Balance                Current Balance
                        CPR = CDR + CRR
                              CPR = CRR            CPR = CRR                     CPR = CRR                      CPR = CRR
---------------------------------------   ---------------------------    ---------------------------   ---------------------------
                   INITIAL
                     BOND          SUB-
CLASS    RATINGS     SIZE     ORDINATION
-----    -------   ---------------------  ---------------------------    ---------------------------   ---------------------------
B2       Baa2/A+     1.00        4.85                         100                            100                           100
PRICE      100                                               8.39                           8.10                          7.81
                                                              175                            174                           174

                                                            11.84                           9.27                          7.39
                                                             7.68                           6.63                          5.67
                                                       0.00 (0.00%)                   0.00 (0.00%)                  0.00 (0.00%)
                                             106,788,399.08 (4.59%)          77,638,293.97 (3.33%)         57,622,271.47 (2.47%)
-----    --------    ----        ----        --------------------            -------------------           -------------------
B4       NR/BBB+     1.00        2.85                         100                            100                           100
PRICE    88.91242                                           10.93                          10.78                         10.66
                                                              415                            416                           426

                                                            13.86                          10.96                          8.96
                                                             7.54                           6.89                          6.14
                                                       0.00 (0.00%)                   0.00 (0.00%)                  0.00 (0.00%)
                                             106,788,399.08 (4.59%)          77,638,293.97 (3.33%)         57,622,271.47 (2.47%)
-----    --------    ----        ----        --------------------            -------------------           -------------------
B5       NR/BBB      1.00        1.85                         100                            100                           100
PRICE    79.56105                                           12.36                          12.26                         12.22
                                                              551                            551                           564

                                                            14.86                          12.17                         10.17
                                                             7.36                           6.94                          6.36
                                                       0.00 (0.00%)                   0.00 (0.00%)                  0.00 (0.00%)
                                             106,788,399.08 (4.59%)          77,638,293.97 (3.33%)         57,622,271.47 (2.47%)
-----    --------    ----        ----        --------------------            -------------------           -------------------
                                                                -                              -                             -
                                             --------------------            -------------------           -------------------

                               SCENARIO               7                          8                         9
---------------------------------------     --------------------        -------------------       -------------------
                                  SPEED          75% pricing               100% pricing               125% pricing
                                  RATES         Forward + 200              Forward + 200             Forward + 200
                               TRIGGERS              Fail                      Fail                       Fail
                           CLEANUP CALL          To Maturity                To Maturity               To Maturity
                    DEFAULT P&I ADVANCE          100% Advance              100% Advance               100% Advance
                       DEFAULT SEVERITY              35%                        35%                       35%
                   DEFAULT RECOVERY LAG            6 months                  6 months                   6 months
                        DEFAULT BALANCE        Current Balance            Current Balance           Current Balance
                        CPR = CDR + CRR
                              CPR = CRR           CPR = CRR                  CPR = CRR                 CPR = CRR
---------------------------------------     --------------------        -------------------       -------------------
                   INITIAL
                     BOND          SUB-
CLASS    RATINGS     SIZE     ORDINATION
-----    -------   ---------------------    --------------------        -------------------       -------------------
B2       Baa2/A+     1.00        4.85                        100                        100                       100
PRICE      100                                              8.49                       8.21                      7.95
                                                             175                        174                       174

                                                           11.84                       9.27                      7.39
                                                            7.61                       6.57                      5.62
                                                      0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
                                            106,788,399.54 (4.59%)      77,638,294.28 (3.33%)     57,622,271.68 (2.47%)
-----    --------    ----        ----       --------------------        -------------------       -------------------
B4       NR/BBB+     1.00        2.85                        100                        100                       100
PRICE    88.91242                                          11.04                      10.91                     10.80
                                                             416                        418                       428

                                                           13.86                      10.96                      8.96
                                                            7.45                       6.81                      6.08
                                                      0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
                                            106,788,399.54 (4.59%)      77,638,294.28 (3.33%)     57,622,271.68 (2.47%)
-----    --------    ----        ----       --------------------        -------------------       -------------------
B5       NR/BBB      1.00        1.85                        100                        100                       100
PRICE    79.56105                                          12.48                      12.39                     12.37
                                                             553                        554                       567

                                                           14.86                      12.17                     10.17
                                                            7.27                       6.85                      6.28
                                                      0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
                                            106,788,399.54 (4.59%)      77,638,294.28 (3.33%)     57,622,271.68 (2.47%)
-----    --------    ----        ----       --------------------        -------------------       -------------------
                                                               -                          -                         -
-----    --------    ----        ----       --------------------        -------------------       -------------------

                               SCENARIO                                1                        2                     3
---------------------------------------    ----------------   --------------------    -------------------    -------------------
                                  SPEED                           75% pricing            100% pricing            125% pricing
                                  RATES                             Forward                 Forward                Forward
                               TRIGGERS                              Fail                    Fail                    Fail
                           CLEANUP CALL                           To Maturity             To Maturity            To Maturity
                    DEFAULT P&I ADVANCE                          100% Advance            100% Advance            100% Advance
                       DEFAULT SEVERITY                               35%                     35%                    35%
                   DEFAULT RECOVERY LAG                            6 months                6 months                6 months
                        DEFAULT BALANCE                         Current Balance         Current Balance        Current Balance
                        CPR = CDR + CRR    Capped at prepay
                              CPR = CRR      PSA standard          CPR = CRR                 CPR = CRR              CPR = CRR
---------------------------------------    ----------------   --------------------    -------------------    -------------------
                   INITIAL
                     BOND          SUB-
CLASS    RATINGS     SIZE     ORDINATION
-----    -------   ---------------------   ----------------   --------------------    -------------------    -------------------
B2       Baa2/A+     1.00        4.85       HBK CDR                            125                    125                    125
PRICE      100                              Yield                             6.74                   6.44                   6.18
                                            DM                                 200                    203                    205

                                            WAL                              11.37                   8.64                   6.87
                                            Mod Dur                           8.20                   6.76                   5.67
                                            Prin Writedown              0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                            CummLosses        129,089,781.50 (5.54%)  94,522,135.11 (4.06%)  70,522,274.33 (3.03%)
-----    --------    ----        ----       --------------    --------------------    -------------------    -------------------
B4       NR/BBB+     1.00        2.85       HBK CDR                            125                    125                    125
PRICE    88.91242                           Yield                             9.77                   9.73                   9.74
                                            DM                                 489                    509                    534

                                            WAL                              13.33                  10.23                   8.19
                                            Mod Dur                           7.89                   6.80                   5.89
                                            Prin Writedown              0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                            CummLosses        129,089,781.50 (5.54%)  94,522,135.11 (4.06%)  70,522,274.33 (3.03%)
-----    --------    ----        ----       --------------    --------------------    -------------------    -------------------
B5       NR/BBB      1.00        1.85       HBK CDR                            125                    125                    125
PRICE    79.56105                           Yield                            11.14                  11.25                  11.45
                                            DM                                 617                    645                    687

                                            WAL                              14.53                  11.44                   9.13
                                            Mod Dur                           7.85                   6.98                   6.12
                                            Prin Writedown              0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                            CummLosses        129,089,781.50 (5.54%)  94,522,135.11 (4.06%)  70,522,274.33 (3.03%)
-----    --------    ----        ----       --------------    --------------------    -------------------    -------------------
OC                   1.75        1.75                                            -                      -                      -

                               SCENARIO                 4                            5                              6
---------------------------------------    ---------------------------   ---------------------------   ---------------------------
                                  SPEED            75% pricing                  100% pricing                   125% pricing
                                  RATES    Forward, up 200 over 12 mos   Forward, up 200 over 12 mos   Forward, up 200 over 12 mos
                               TRIGGERS               Fail                          Fail                           Fail
                           CLEANUP CALL            To Maturity                  To Maturity                    To Maturity
                    DEFAULT P&I ADVANCE           100% Advance                  100% Advance                   100% Advance
                       DEFAULT SEVERITY                35%                          35%                            35%
                   DEFAULT RECOVERY LAG             6 months                      6 months                       6 months
                        DEFAULT BALANCE          Current Balance              Current Balance                Current Balance
                        CPR = CDR + CRR
                              CPR = CRR             CPR = CRR                    CPR = CRR                      CPR = CRR
---------------------------------------    ---------------------------   ---------------------------   ---------------------------
                   INITIAL
                     BOND          SUB-
CLASS    RATINGS     SIZE     ORDINATION
-----    -------   ---------------------   ---------------------------   ---------------------------   ---------------------------
B2       Baa2/A+     1.00        4.85                          125                           125                           125
PRICE      100                                                8.40                          8.08                          7.84
                                                               167                           164                           170

                                                             12.96                          9.98                          7.71
                                                              8.10                          6.94                          5.87
                                                        0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                                              129,234,233.10 (5.55%)         94,579,744.39 (4.06%)         70,544,652.50 (3.03%)
-----    --------    ----        ----         --------------------       -----------------------       -----------------------
B4       NR/BBB+     1.00        2.85                          125                           125                           125
PRICE    88.91242                                            10.43                         10.18                         10.44
                                                               356                           345                           391

                                                             15.66                         12.94                          9.90
                                                              8.10                          7.46                          6.65
                                                        0.00 (0.00%)                  0.00 (0.00%)                  0.00 (0.00%)
                                              129,234,233.10 (5.55%)         94,579,744.39 (4.06%)         70,544,652.50 (3.03%)
-----    --------    ----        ----         --------------------       -----------------------       -----------------------
B5       NR/BBB      1.00        1.85                          125                           125                           125
PRICE    79.56105                                            11.63                         11.30                         11.73
                                                               466                           441                           497

                                                             19.92                         16.86                         12.33
                                                              8.23                          7.82                          7.13
                                                        0.00 (0.00%)            824,574.71 (3.54%)                  0.00 (0.00%)
                                              129,234,233.10 (5.55%)         94,579,744.39 (4.06%)         70,544,652.50 (3.03%)
-----    --------    ----        ----         --------------------       -----------------------       -----------------------
OC                   1.75        1.75                            -                             -                             -
                                              --------------------       -----------------------       -----------------------

                               SCENARIO             7                          8                         9
---------------------------------------   --------------------        -------------------       -------------------
                                  SPEED        75% pricing               100% pricing               125% pricing
                                  RATES       Forward + 200              Forward + 200             Forward + 200
                               TRIGGERS            Fail                      Fail                       Fail
                           CLEANUP CALL        To Maturity                To Maturity               To Maturity
                    DEFAULT P&I ADVANCE        100% Advance              100% Advance               100% Advance
                       DEFAULT SEVERITY            35%                        35%                       35%
                   DEFAULT RECOVERY LAG          6 months                  6 months                   6 months
                        DEFAULT BALANCE      Current Balance            Current Balance           Current Balance
                        CPR = CDR + CRR
                              CPR = CRR         CPR = CRR                  CPR = CRR                 CPR = CRR
---------------------------------------   --------------------        -------------------       -------------------
                   INITIAL
                     BOND          SUB-
CLASS    RATINGS     SIZE     ORDINATION
-----    -------   ---------------------  --------------------        -------------------       -------------------
B2       Baa2/A+     1.00        4.85                      125                        125                       125
PRICE      100                                            8.49                       8.19                      7.97
                                                           167                        164                       170

                                                         12.96                       9.98                      7.71
                                                          8.02                       6.88                      5.82
                                                    0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
                                          129,234,233.67 (5.55%)      94,579,744.77 (4.06%)     70,544,652.77 (3.03%)
-----    --------    ----        ----     --------------------        -------------------       -------------------
B4       NR/BBB+     1.00        2.85                      125                        125                       125
PRICE    88.91242                                        10.53                      10.29                     10.57
                                                           357                        346                       392

                                                         15.66                      12.94                      9.90
                                                          8.01                       7.38                      6.58
                                                    0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
                                          129,234,233.67 (5.55%)      94,579,744.77 (4.06%)     70,544,652.77 (3.03%)
-----    --------    ----        ----     --------------------        -------------------       -------------------
B5       NR/BBB      1.00        1.85                      125                        125                       125
PRICE    79.56105                                        11.74                      11.42                     11.86
                                                           468                        444                       500

                                                         19.92                      16.86                     12.33
                                                          8.11                       7.71                      7.04
                                                    0.00 (0.00%)         824,498.06 (3.54%)              0.00 (0.00%)
                                          129,234,233.67 (5.55%)      94,579,744.77 (4.06%)     70,544,652.77 (3.03%)
-----    --------    ----        ----     --------------------        -------------------       -------------------
OC                   1.75        1.75                        -                          -                         -
                                          --------------------        -------------------       -------------------